EXHIBIT 99.1



                              BANK OF AMERICA, N.A.
                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of November 11, 2001 between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller has conveyed or will convey the master servicing rights with regard to the Mortgage Loans (the "Master Servicing Rights") to Capstone Realty Advisors, LLC, pursuant to that certain Master Servicing Rights Purchase and Sale Agreement, dated as of November 11, 2001, as contemplated in the pooling and servicing agreement to be dated as of November 11, 2001 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Capstone Realty Advisors, LLC, as master servicer (the "Master Servicer"), First Union National Bank, as back-up master servicer (in such capacity, the "Back-up Master Servicer") and special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator (in such capacity, the "REMIC Administrator").

            The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans, and (ii) certain other mortgage loans (the "Other Mortgage Loans") transferred by First Union National Bank ("FUNB") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between FUNB and the Purchaser (the "FUNB/BACM Mortgage Loan Purchase and Sale Agreement"), to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement. Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "1933 Act"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("BASL"), First Union Securities, Inc. ("FUSI") and Deutsche Banc Alex. Brown Inc. ("DBAB" and, together with BASL and FUSI, the "Underwriters") pursuant to an underwriting agreement, dated as of November 9, 2001 (the "Underwriting Agreement"), among BACM, Bank of America, BASL, FUSI and DBAB and intends to sell one or more of the remaining Classes of Certificates (the "Non-Registered Certificates") to BASL and FUSI pursuant to a certificate purchase agreement, dated as of November 9, 2001 (the "Certificate Purchase Agreement"), among Bank of America, BASL, FUSI and BACM. The Registered Certificates are more fully described in the prospectus dated October 31, 2001 (the "Base Prospectus"), and the supplement to the Base Prospectus dated November 9, 2001 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated November 9, 2001 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on November 16, 2001 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Master Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File (as defined in Section 2(e)) with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days of the Closing Date, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller, shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or items to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee), and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original Mortgage Note, endorsed (either on the face thereof or pursuant to a separate allonge) by all intervening assignees to which such Mortgage Note had been endorsed prior to the Trustee or, if none, either by (A) the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Bank of America, N.A. - First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-3, without recourse" or (B) the originator, without recourse, representation or warranty, expressed or implied, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Bank of America, N.A. - First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-3, without recourse" or, alternatively, in either case, if the original Mortgage Note has been lost, a lost Note affidavit and indemnity from the Seller with a copy of such Mortgage Note (the "Note");

            (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case (unless the particular item has not been returned from the applicable recorder) with evidence of recording indicated thereon or certified as to the recording by the applicable recording office (the "Mortgage Instrument");

            (iii) an original assignment of the Mortgage, in recordable form (except for any missing recordation information with respect to such Mortgage), executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity) or in blank;

            (iv) the original or a copy of any related Assignment of Leases (if any such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence (unless the particular item has not been returned from the applicable recorder) of recording thereon or certified by the applicable recording office;

            (v) an original assignment of any related Assignment of Leases (if any such item is a document separate from the Mortgage), in recordable form (except for any missing recordation information with respect to such Assignment of Leases), executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity) or in blank, which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above (the documents described in clause (iii) and clause
      (v) are referred to herein as "Transfer Documents");

            (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

            (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, in favor of the Trustee (in such capacity) or in blank, which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

            (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if the instrument being modified or assumed is a recordable document (unless the particular item has not been returned from the applicable recording office), in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (ix) a title insurance policy (or certificate of title insurance policy) or a copy thereof, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, or if the policy has not yet been issued or located, an original or copy of a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy evidencing a binding commitment to issue such policy (the "Title Policy");

            (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan which was in the possession of the Seller at the time the Mortgage Files were delivered to the Trustee;

            (xi) (A) copies of any filed UCC Financing Statements and continuation statements in favor of the originator of the Mortgage Loan (or any assignee prior to the Trustee and which were in the possession of the Seller at the time the Mortgage Files were delivered to the Trustee) and (B) if any such UCC-1, UCC-2 or UCC-3 financing statements were in the possession of the Seller at such time, an original UCC-2 or UCC-3 financing statement, as applicable, executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, or in blank, evidencing the transfer of such security interest to the Trustee (or a certified copy of such assignment as sent for filing);

            (xii) the original or a copy of any power of attorney (with evidence of recording thereon, if applicable) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

            (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original Ground Lease or a copy thereof;

            (xiv) the original or copy of any intercreditor agreement relating to such Mortgage Loan;

            (xv) the original or copy of any operating lease relating to the related Mortgaged Property;

            (xvi) the original or a copy of any loan agreement relating to such Mortgage Loan;

            (xvii) the original or a copy of any management agreement relating to such Mortgage Loan;

            (xviii) the original or a copy of any lock-box or cash management agreement relating to such Mortgage Loan;

            (xix) the original or a copy of any environmental report and/or engineering report relating to such Mortgage Loan;

            (xx) a copy of any Environmental Insurance Policy;

            (xxi) originals or copies (provided that the originals of such copies are delivered to the Master Servicer) of any letter(s) of credit relating to such Mortgage Loan, if applicable, and the originals or copies of any intervening assignments thereof;

            (xxii) any Credit Lease, Lease Enhancement Policy, Guaranty or ground lessor estoppel;

            (xxiii) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and a copy of the related Co-Lender Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided;

            (xxiv) with respect to the ED Loan, originals or copies of the ED Loan REMIC Declarations; and

            (xxv) a list attached to each Mortgage File indicating the actual documents included in each such Mortgage File (the "Mortgage Loan Checklist").

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e).

            If the Seller cannot deliver or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xiii) of the definition of "Mortgage File", with evidence of recording or filing (if applicable and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then, subject to the requirements of Sections 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided, that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple loans, documents and/or instruments) by the Seller, to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within one hundred eighty (180) days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the Seller, in good faith, is attempting to obtain from the appropriate recording or filing office such original or copy).

            If the Seller cannot deliver or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(ii), (iv), (viii) (if recorded), (xi) and (xiii) of the definition of "Mortgage File," with evidence of recording thereon, for any other reason, including, without limitation, that such non-delivered document or instrument has been lost, then, subject to the requirements of Sections 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such non-delivered document or instrument and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (with evidence of recording thereon) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date.

            If, on the Closing Date as to any Mortgage Loan, the Seller does not deliver in complete and recordable form any one of the assignments in favor of the Trustee referred to in clause (iii), (v), (vii) or (xi)(B) of the definition of "Mortgage File", the Seller may provisionally satisfy the delivery requirements of Section 2(e), subject to the requirements of Sections 4(d), by delivering with respect to such Mortgage Loan on the Closing Date an Omnibus Assignment of such Mortgage Loan; provided that all required original assignments with respect to such Mortgage Loan in fully complete and recordable form shall be delivered to the Trustee or its Custodian within 180 days of the Closing Date.

            If the Seller cannot or does not so deliver or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iii), (v), and (xi)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then, subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided, that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller, to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to the Trustee or such Custodian within one hundred eighty (180) days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the Seller, is in good faith attempting to obtain from the appropriate recording or filing office such original or copy).

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Purchaser to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            (i) The Seller shall take all actions necessary or desirable to permit the Trustee to fulfill its obligations pursuant to Section 2.01(e) of the Pooling and Servicing Agreement.

            (j) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4.

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the date hereof that:

            (i) The Seller is a national banking association, organized and validly existing and in good standing under the banking laws of the United States of America, and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) The execution and delivery of this Agreement by the Seller, and the Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

            (iii) The Seller has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally, as they may be applied in the context of the insolvency of a national banking association, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller;

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller, which, if determined adversely to the Seller, would, in the Seller's good faith and reasonable judgment, prohibit the Seller from entering into this Agreement, or would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement;

            (vii) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained.

            (b) The Seller hereby makes the representations and warranties contained in Schedules II and III to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) If the Seller receives written notice of a Material Document Defect or a Material Breach pursuant to Section 2.04(a) of the Pooling and Servicing Agreement, then the Seller shall not later than 90 days from receipt of such notice (such 90 day period, the "Initial Resolution Period") cure or correct such Material Document Defect or Material Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan or REO Loan (each a "Defective Mortgage Loan"), including the Subordinate Component of any CML, at the applicable Purchase Price in accordance with the terms hereof; provided, however, if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is not capable of being corrected or cured within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the two-year period commencing on the Closing Date, and if the Detective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), except with respect to a CML, (i) replace such Defective Mortgage Loan with substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qua1ified Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amounts, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis.

            For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4, the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualified Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (iii) send such certification to the Purchaser or its designee. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            It is understood and agreed that the obligations of the Seller set forth in this Section 4 to cure a Breach or a Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to such Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Notwithstanding Section 4(c) of this Agreement, the absence from the Mortgage File of (i) the Note on the Closing Date or (ii) the Mortgage Instrument, the Title Policy or copies of the Transfer Documents on the first anniversary of the Closing Date (without the presence of any factor, such as a lost note affidavit with an acceptable indemnity in the case of a missing Mortgage Note, that reasonably mitigates such absence, non-conformity or irregularity) shall be conclusively presumed to be a Material Document Defect; provided, however, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, Title Policy, Ground Lease or any letter of credit) shall be considered a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            (e) Except as set forth in this Section 4(e), the cross-collateralization with respect to a Group shall not be released. With respect to a Material Document Defect or Material Breach as to a Cross-Collateralized Mortgage Loan, such Material Document Defect or Material Breach shall be deemed to affect each other Cross-Collateralized Mortgage Loan in the related Group, and the Seller shall be required to, in its discretion, either:

            (i) repurchase or substitute for each such other
      Cross-Collateralized Mortgage Loan which is materially and adversely affected by such Material Document Defect or Material Breach unless such Cross-Collateralized Mortgage Loan is released from its cross-collateralization and cross-default provisions so long as such Cross-Collateralized Mortgage Loan is held in the Trust Fund; or

            (ii) repurchase or substitute for each such other Cross-Collateralized Mortgage Loan in accordance with the provisions above unless, in the case of a breach, the Cross-Collateralized Mortgage Loan Repurchase Criteria with respect to such Cross-Collateralized Mortgage Loan would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan as to which a Material Document Defect or Material Breach had initially occurred without regard to this paragraph. The determination of the Master Servicer as to whether the Cross-Collateralized Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error.

            With respect to any Cross-Collateralized Mortgage Loan which is repurchased in the manner prescribed in clause (ii) of the immediately preceding paragraph while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Purchaser (on behalf of its successors and assigns) agree to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loan or Cross-Collateralized Mortgage Loans held by such party, then both parties agree to forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof conveyed hereunder, to the extent that the Seller repurchases an affected Cross-Collateralized Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans. The Mortgagor or Mortgagors of each Cross-Collateralized Mortgage Loan are intended third party beneficiaries of the provisions of this Section 4(e), permitting a release of cross-collateralization to the extent provided herein, and the provisions of this Section 4(e) shall not be amended without the consent of such Mortgagor or Mortgagors. Notwithstanding the foregoing, the Seller may repurchase all of such Cross-Collateralized Mortgage Loans as to which a document omission or defect or breach has occurred or has been deemed to occur pursuant to this Section 4(e).

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

            (iii) The Purchaser has the full power and authority and legal right to enter into and consummate all transactions contemplated by this Agreement, has the full power and authority and legal right to transfer the Mortgage Loans to the Trustee, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

            (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement;

            (vi) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration described in Section 1;

            (vii) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of incorporation or bylaws or (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound;

            (viii) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement and the transfer of the Mortgage Loans to the Trustee will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation might have consequences which would materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the condition (financial or other) or operations of the Purchaser or its properties;

            (ix) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, which would materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser; and

            (x) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than BASL, FUSI and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with KPMG in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4(a) and 4(b) and 5 hereof, respectively, shall be true and correct in all material respects as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof; and

            (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            The Closing Documents shall consist of the following:

            (a) This Agreement shall be duly executed and delivered by the Purchaser and the Seller; and

            (b) An Officer's Certificate, substantially in the form of Exhibit A-1, executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which BASL, FUSI and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (c) A certificate of good standing regarding the Seller from the Comptroller of Currency, dated not earlier than 60 days prior to the Closing Date; and

            (d) A certificate of the Seller substantially in the form of Exhibit A-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, BASL and FUSI may rely; and

            (e) One or more written opinions of counsel for the Seller, reasonably acceptable to the Rating Agencies and counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, BASL, FUSI, the Trustee and each Rating Agency; and

            (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 9. Indemnification

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates (the items in (A) and (B) being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement including, without limitation, Annex A and Annex B thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates, and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (Y) in the Prospectus Supplement and the Memorandum under the headings: "Summary of Prospectus Supplement - Relevant Parties and Dates - Mortgage Loan Sellers," "Summary of Prospectus Supplement - Mortgage Loans," "Risk Factors - Risks Related to the Mortgage Loans" and "Description of the Mortgage Pool" and (Z) on Annex A and Annex B to the Prospectus Supplement and, to the extent consistent therewith, on a Diskette, (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to any mortgage loan files or other written information relating to the Mortgage Loans distributed by the Seller to prospective investors in the Non-Registered Certificates (the "Private Information"), or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 4; provided that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File and Annex A and Annex B to the Prospectus Supplement, including without limitation, the aggregation of such information with comparable information relating to the Other Mortgage Loans in the Trust Fund. The information described in clauses (I) through (IV) above is collectively referred to as the "Seller Information". The Seller shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-65298 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated October 31, 2001 and rendered by KPMG (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) The Purchaser shall indemnify and hold harmless the Seller, its directors, officers, employees and agents, and each person, if any, who controls the Seller within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (in preliminary or final form), or in an amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is based upon (i) the Seller Information or (ii) information set forth in the Prospectus Supplement under the headings "Summary of Prospectus Supplement - Relevant Parties and Dates - Swap Contract," "Risk Factors - Risks Related to the Certificates - Risks Associated with the Swap Contract May Affect Class A-2F Investors," and "Description of the Swap Contract," and the Purchaser shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

            (d) Promptly after receipt by any person entitled to indemnification under this Section 9 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 9 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under Section 9(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (f) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(e) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (g) The indemnity and contribution agreements contained in this
Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            SECTION 10. Costs.

            The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of the Mortgage Loans represents of the Initial Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates;
(iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; (vii) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (viii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (ix) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (x) the reasonable fees and disbursements of counsel to the Underwriters. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 11. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: David A. Gertner with copies to David A. Zybala, Esq. at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28288-0630, and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 100 North Tryon Street, Charlotte, North Carolina 28255, attention of David A. Gertner, with a copy to Dean Roberson, Esq., Assistant General Counsel, at the same address, or to such other addresses as may hereafter be furnished to the Purchaser by each party to the other parties in writing.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loan to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right, for the benefit of the Certificateholders, to enforce the obligations of the Seller under Sections 2, 3, 4, 11, 12, 13, 15, 16, 17, 18, 19, 20 and 21 of this
Agreement as contemplated by Section 2.04 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Underwriters (as intended third party beneficiaries hereof), their permitted successors and assigns. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced; provided, however, that notwithstanding the foregoing and any other provisions of this Agreement, no term or provision of this Agreement shall be waived or modified in any manner that would affect the rights hereunder of any of the third party beneficiaries identified in Section 9 hereof without the written consent of such third party beneficiary.

            SECTION 19. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event notwithstanding the intent of the parties, that the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305 or 9-115 thereof); and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 20. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Group"), by their terms, cross-defaulted and cross-collateralized. Each Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 20 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedules II and III hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 21. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, N.A.



                                       By: /s/ Steve Hogue
                                          --------------------------------------
                                          Name:  Steve Hogue
                                          Title: Vice President


                                       BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                       By: /s/ Manish Parwani
                                          --------------------------------------
                                          Name:  Manish Parwani
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


              Sequence           Loan
Trust ID       Number           Number      Property Name
--------      --------          ------      -------------

  9              B1             52231       Savannah Apartments
 10              B2             54811       RCA - Fountains at Smoke Ranch
 12              B3             55090       Boulder Springs Apartments
13.1            B4.1            55312       G&K Portfolio 1 Group A - Primrose Villa
13.2            B4.2            55312       G&K Portfolio 1 Group A - Santa Teresa
 13              B4             55312       G&K Portfolio 1 Group A (Roll-Up)
15.1            B5.1            55503       G&K Portfolio 1 Group C - Clayton Gardens
15.2            B5.2            55503       G&K Portfolio 1 Group C - San Jose Greens
 15              B5             55503       G&K Portfolio 1 Group C (Roll-Up)
 18              B6             53074       Willows Apartments
 19              B7             54819       RCA - Waters at Champions Apartments
 22              B8             54990       RCA - Villa Cordova Apartments
 23              B9             55637       Warren Place Apartments
 24             B10             53418       Hyde Park Apartments
 27             B11             53415       Fox Ridge Apartments
 28             B12             54818       RCA - Waters at Kirkwood Apartments
 30             B13             53419       Iroquois Apartments
 31             B14             53442       Woodacres Apartments
 32             B15           100000212     Wren's Crossing Apartments
 35             B16             55016       Players Club Apartments
 38             B17             53437       Village Green
 47             B18           820010304     Clobertin Court Apartments
 48             B19             53328       The Commons at Temecula
50.1           B20.1            54833       BVT Retail Portfolio-Four Points Centre
50.2           B20.2            54833       BVT Retail Portfolio-Goolsby Pointe
50.3           B20.3            54833       BVT Retail Portfolio-Publix at Sawgrass Center
 50             B20             54833       BVT Retail Portfolio (Roll-Up)
 53             B21             53656       Oaks Square Shopping Center
 55             B22             55187       Sharon Corners Shopping Center
 58             B23             53489       Shops on the Circle
 60             B24             54229       Chapel Hill Commons
 62             B25             55186       Gravois Dillon Plaza
 66             B26             52578       Gulfgate Court Shopping Center
 70             B27             54727       Stop & Shop/ TJ Maxx Plaza - Clinton, CT
 72             B28             54013       Twelve Oaks Plaza Shopping Center
 77             B29             51936       Chicopee Shopping Center
 78             B30             51940       Ware Shopping Center
 79             B31             51939       Shopping Center at Leominster
 80             B32           415000243     Valley Mack Plaza
 81             B33             54863       Walgreens - Saginaw & Coolidge
 82             B34             55000       Walgreens - Cheyenne (Store No.5838)
 83             B35             54858       Walgreens - Milwaukee Street
 84             B36           240010313     Best Buy - Crossroads
 85             B37             54836       Highland Crossing Shopping Center
 86             B38             54859       Walgreens - Liberty Road
 87             B39             53507       Atascocita Town Retail Center
 90             B40             51976       Korea Town Plaza
 94             B41             54558       Walgreens - Tulsa, OK
 105            B42           400010282     Kinko's Retail Center
 106            B43           415990043     Hollywood Video,  Mesa
 110            B44             54238       625 Massachusetts Avenue
 111            B45             55122       3000 Corporate Exchange Drive
 112            B46             52021       C.W. Moore Plaza
 113            B47           240010298     Fillmore Street Office
 114            B48             54198       Mirror Ridge Office Building
 115            B49             54743       Northwest-Commerce South
 116            B50             54153       3445 North Causeway Office Building
 118            B51             54639       Cedar Medical Center
 123            B52             55469       First San Diego Portfolio-7301 Girard Street
 127            B53             52403       Hampton Inn - Pembroke Pines
 128            B54             54235       Federal Express-Oakland Airport
 130            B55             54584       1505 E. Warner Avenue
 131            B56             54318       West Park Building One
 132            B57             54774       West Park Building Three
 133            B58             55587       First San Diego Portfolio-2727 Kurtz Street
 134            B59             54207       Westfield Industrial Center
 135            B60             54800       7625 East Redfield Road
 137            B61             55585       First San Diego Portfolio-2719 Kurtz Street


                                   SCHEDULE I

                       MORTGAGE LOAN SCHEDULE (Continued)


Trust ID         Street Address                                                   City                       State      Zip Code
--------         --------------                                                   ----                       -----      --------

  9              875 E. Silveraldo Ranch Blvd                                     Las Vegas                    NV        89123
 10              2300 Rock Springs Dr.                                            Las Vegas                    NV        89128
 12              1895 Boulder Springs Drive                                       Maryland Heights             MO        63146
13.1             150 West Colorado Boulevard                                      Monrovia                     CA        91016
13.2             6254 Santa Teresa Boulevard                                      San Jose                     CA        95119
 13
15.1             4220 Clayton Road                                                Concord                      CA        94521
15.2             2405 Woodard Road                                                San Jose                     CA        95124
 15
 18              116 Warwickshire Lane                                            Glen Burnie                  MD        21601
 19              2431 FM 1960 West                                                Houston                      TX        77068
 22              2800 S. Eastern Avenue                                           Las Vegas                    NV        89109
 23              417-437 King Street                                              Charleston                   SC        29403
 24              430 West Browning Road                                           Bellmawr                     NJ        08031
 27              220A Dobbs Drive                                                 Hi Nella (Somerdale)         NJ        08083
 28              11710 Briar Forest Drive                                         Houston                      TX        77077
 30              2805 N. 47th Street                                              Philadelphia                 PA        19131
 31              915 Cedartree Lane                                               Claymont                     DE        19703
 32              501 Roberts Drive                                                Riverdale                    GA        30274
 35              222 N. Ocala Road                                                Tallahassee                  FL        32304
 38              156 Willett Ave.                                                 South River                  NJ        08882
 47              6A, 6B, 7A, 7B Clobertin Ct.                                     Bloomington                  IL        61701
 48              40408-40468 Winchester Road                                      Temecula                     CA        92591
50.1             7301 North RR 620                                                Austin                       TX        78726
50.2             11667 Boyette Rd                                                 Riverview                    FL        33569
50.3             5906-5992 Coral Ridge Drive                                      Coral Springs                FL        33076
 50
 53              6901 Northeast 8th Ave (Newberrry Rd)                            Gainesville                  FL        32605
 55              4700 Sharon Road                                                 Charlotte                    NC        28210
 58              3500 Ross Clark Circle                                           Dothan                       AL        36303
 60              4919 Flat Shoals Parkway                                         Decatur                      GA        30034
 62              4 Dillon Plaza Drive #40                                         High Ridge                   MO        63049
 66              6888 Gulf Freeway                                                Houston                      TX        77087
 70              215 East Main St. (aka Boston Post Rd)                           Clinton                      CT        06413
 72              7004-7340 West Waters Avenue                                     Tampa                        FL        33634
 77              189-209 Exchange St.                                             Chicopee                     MA        01013
 78              124 West St.                                                     Ware                         MA        01082
 79              568 Main Street                                                  Leominster                   MA        01453
 80              6320 - 6432 Mack Road/6667 Valley Hi Drive                       Sacramento                   CA        95823
 81              3435 East Saginaw Street                                         Lansing                      MI        48912
 82              2304 E. Lincolnway                                               Cheyenne                     WY        82001
 83              8100 West Fairview Avenue                                        Boise                        ID        83704
 84              2326 South Bradley Road                                          Santa Maria                  CA        93455
 85              861 Piney Green Road                                             Jacksonville                 NC        28546
 86              8050 Liberty Road                                                Baltimore                    MD        21244
 87              7064-7068 FM 1960 Road, East                                     Houston                      TX        77069
 90              2050 South Havana Street                                         Aurora                       CO        80014
 94              4561 North Peoria Avenue                                         Tulsa                        OK        74106
 105             6165 Stage Road                                                  Bartlett                     TN        38134
 106             5950 East Brown Road                                             Mesa                         AZ        85205
 110             625 Massachusetts Avenue                                         Cambridge                    MA        02139
 111             3000 Corporate Exchange Drive                                    Columbus                     OH        43231
 112             250 South 5th Street                                             Boise                        ID        83702
 113             1426 Fillmore Street                                             San Francisco                CA        94115
 114             21335 Signal Hill Plaza                                          Sterling                     VA        20164
 115             9120-9150 Southwest Pioneer Court                                Wilsonville                  OR        97070
 116             3445 North Causeway Boulevard                                    Metairie                     LA        70002
 118             1901 South Cedar Street                                          Tacoma                       WA        98405
 123             7301 Girard Avenue                                               La Jolla                     CA        92037
 127             1900 NW 150th Ave.                                               Pembroke Pines               FL        33028
 128             9190 Edes Avenue                                                 Oakland                      CA        94603
 130             1505 E. Warner Avenue & 1590 East St. Gertrude Place             Santa Ana                    CA        92705
 131             500 West Park Lane                                               Hampton                      VA        23666
 132             301 West Park Lane                                               Hampton                      VA        23666
 133             2727 Kurtz Street                                                San Diego                    CA        92110
 134             13881 West Chicago Road                                          Detroit                      MI        48228
 135             7625 East Redfield Road                                          Scottsdale                   AZ        85260
 137             2719 Kurtz Street                                                San Diego                    CA        92110


                                   SCHEDULE I

                       MORTGAGE LOAN SCHEDULE (Continued)


                                                                                                             Remaining Term
                                                                                                                To Stated
                       Mortgage                 Amortization           Original             Cut-off             Maturity /
Trust ID               Rate (%)                    Basis               Balance              Balance            ARD (months)
--------               --------                    -----               -------              -------          --------------

  9                      7.180%                    ACT/360           35,400,000.00        35,207,177.00             112
 10                      7.060%                    ACT/360           23,680,000.00        23,680,000.00             113
 12                      6.950%                    ACT/360           19,040,000.00        19,012,058.35             118
13.1
13.2
 13                      6.600%                    ACT/360           18,590,000.00        18,590,000.00             119
15.1
15.2
 15                      6.600%                    ACT/360           15,535,000.00        15,535,000.00             119
 18                      7.110%                    ACT/360           12,000,000.00        11,941,014.47             113
 19                      7.060%                    ACT/360           11,600,000.00        11,600,000.00             113
 22                      6.900%                    ACT/360            9,888,000.00         9,888,000.00             114
 23                      7.130%                    ACT/360            9,420,000.00         9,406,768.32             118
 24                      8.327%                    ACT/360            9,080,228.00         9,080,228.00             107
 27                      8.327%                    ACT/360            8,536,765.00         8,536,765.00             107
 28                      7.060%                    ACT/360            8,000,000.00         8,000,000.00             113
 30                      8.327%                    ACT/360            6,872,472.00         6,872,472.00             107
 31                      8.327%                    ACT/360            6,797,922.00         6,797,922.00             107
 32                      8.120%                    ACT/360            6,100,000.00         6,036,891.43             102
 35                      7.150%                    ACT/360            4,900,000.00         4,880,198.73             54
 38                      8.327%                    ACT/360            3,995,908.00         3,995,908.00             107
 47                      7.275%                    ACT/360            1,375,000.00         1,370,438.68             115
 48                      7.440%                    ACT/360           27,000,000.00        26,877,989.20             113
50.1
50.2
50.3
 50                      6.910%                    ACT/360           18,480,000.00        18,480,000.00             116
 53                      7.630%                    ACT/360           16,920,000.00        16,808,607.74             110
 55                      7.430%                    ACT/360           14,000,000.00        13,966,212.15             116
 58                      7.920%                    ACT/360           12,400,000.00        12,308,703.42             108
 60                      7.250%                    ACT/360            9,880,000.00         9,827,152.52             112
 62                      7.590%                    ACT/360            9,200,000.00         9,178,798.00             116
 66                      8.550%                    ACT/360            7,565,999.00         7,510,616.41             106
 70                      7.280%                    ACT/360            6,600,000.00         6,574,233.88             114
 72                      7.565%                    ACT/360            5,280,000.00         5,263,774.22             115
 77                      8.600%                    ACT/360            2,025,000.00         1,968,662.19             90
 78                      8.600%                    ACT/360            1,400,000.00         1,361,049.89             90
 79                      8.600%                    ACT/360            1,200,000.00         1,166,613.11             90
 80                      7.550%                    ACT/360            4,168,000.00         4,142,346.05             111
 81                      7.660%                    ACT/360            3,800,000.00         3,788,617.35             115
 82                      7.510%                    ACT/360            3,760,000.00         3,748,274.36             115
 83                      7.660%                    ACT/360            3,680,000.00         3,668,976.77             115
 84                      7.400%                    ACT/360            3,450,000.00         3,443,541.46             117
 85                      7.250%                    ACT/360            3,072,000.00         3,059,910.53             114
 86                      7.660%                    ACT/360            2,860,000.00         2,851,433.02             115
 87                      8.320%                    ACT/360            2,925,000.00         2,825,969.45             108
 90                      8.990%                    ACT/360            2,325,000.00         2,273,168.47             94
 94                      7.325%                    ACT/360            2,040,000.00         2,029,300.19             112
 105                     8.000%                    ACT/360            1,020,000.00         1,016,745.14             114
 106                     8.750%                    ACT/360              820,000.00           808,814.76             93
 110                     7.400%                    ACT/360           25,000,000.00        24,953,198.87             141
 111                     7.327%                    ACT/360           13,750,000.00        13,723,744.01             117
 112                     7.620%                    ACT/360           10,715,000.00        10,682,555.11             115
 113                     7.630%                    ACT/360            9,300,000.00         9,283,663.40             117
 114                     7.500%                    ACT/360            8,000,000.00         7,945,670.11             110
 115                     7.367%                    ACT/360            7,390,000.00         7,355,969.41             113
 116                     7.600%                    ACT/360            6,290,000.00         6,275,546.56             56
 118                     7.360%                    ACT/360            4,600,000.00         4,576,094.25             112
 123                     7.625%                    ACT/360            1,901,568.00         1,898,222.96             117
 127                     8.200%                    ACT/360            6,330,000.00         6,233,538.28             104
 128                     7.640%                    ACT/360           25,360,000.00        25,315,577.00             141
 130                     7.500%                    ACT/360           13,200,000.00        13,117,812.97             111
 131                     7.130%                    ACT/360           10,000,000.00         9,947,618.74             112
 132                     7.130%                    ACT/360           10,000,000.00         9,947,618.74             112
 133                     7.375%                    ACT/360            5,830,000.00         5,811,935.39             81
 134                     7.500%                    ACT/360            4,528,823.00         4,510,835.19             116
 135                     7.300%                    ACT/360            2,800,000.00         2,794,614.20             117
 137                     7.375%                    ACT/360            1,819,787.00         1,814,148.28             81
                                                                                         541,568,715.73


                                   SCHEDULE I

                       MORTGAGE LOAN SCHEDULE (Continued)


                      Stated Maturity              Due                                                           Master
Trust ID                 Date/ARD                  Date           Monthly Payment          Admin. Fee         Servicing Fee
--------              ---------------              ----           ---------------          ----------         -------------

  9                         03/01/11                1st             $ 239,811.93             0.07700%             0.07500%
 10                         04/01/11                1st             $ 158,498.99             0.05700%             0.05500%
 12                         09/01/11                1st             $ 126,034.88             0.12700%             0.12500%
13.1
13.2
 13                         10/01/11                1st             $ 118,726.67             0.12700%             0.12500%
15.1
15.2
 15                         10/01/11                1st              $ 99,215.65             0.12700%             0.12500%
 18                         04/01/11                1st              $ 80,724.77             0.12700%             0.12500%
 19                         04/01/11                1st              $ 77,643.09             0.05700%             0.05500%
 22                         05/01/11                1st              $ 65,122.38             0.05700%             0.05500%
 23                         09/01/11                1st              $ 63,496.08             0.07700%             0.07500%
 24                         10/01/10                1st              $ 72,426.94             0.12700%             0.12500%
 27                         10/01/10                1st              $ 68,092.10             0.12700%             0.12500%
 28                         04/01/11                1st              $ 53,546.96             0.05700%             0.05500%
 30                         10/01/10                1st              $ 54,817.14             0.12700%             0.12500%
 31                         10/01/10                1st              $ 54,222.51             0.12700%             0.12500%
 32                         05/01/10                1st              $ 45,270.98             0.05700%             0.05500%
 35                         05/01/06                1st              $ 33,094.93             0.12700%             0.12500%
 38                         10/01/10                1st              $ 31,872.70             0.12700%             0.12500%
 47                         06/01/11                1st              $ 9,402.97              0.07700%             0.07500%
 48                         04/01/11                1st             $ 187,679.86             0.12700%             0.12500%
50.1
50.2
50.3
 50                         07/01/11                1st                  $ -                 0.12700%             0.12500%
 53                         01/01/11                1st             $ 119,816.91             0.12700%             0.12500%
 55                         07/01/11                1st              $ 97,219.85             0.12700%             0.12500%
 58                         11/01/10                1st              $ 90,296.22             0.12700%             0.12500%
 60                         03/01/11                1st              $ 67,399.02             0.12700%             0.12500%
 62                         07/01/11                1st              $ 64,895.66             0.12700%             0.12500%
 66                         09/01/10                1st              $ 58,444.30             0.07700%             0.07500%
 70                         05/01/11                1st              $ 45,158.01             0.12700%             0.12500%
 72                         06/01/11                1st              $ 37,153.82             0.12700%             0.12500%
 77                         05/01/09                1st              $ 16,442.50             0.12700%             0.12500%
 78                         05/01/09                1st              $ 11,367.67             0.12700%             0.12500%
 79                         05/01/09                1st              $ 9,743.75              0.12700%             0.12500%
 80                         02/01/11                1st              $ 29,286.10             0.05700%             0.05500%
 81                         06/01/11                1st              $ 26,987.71             0.12700%             0.12500%
 82                         06/01/11                1st              $ 26,316.22             0.12700%             0.12500%
 83                         06/01/11                1st              $ 26,135.47             0.12700%             0.12500%
 84                         08/01/11                1st              $ 23,887.10             0.07700%             0.07500%
 85                         05/01/11                1st              $ 20,956.46             0.12700%             0.12500%
 86                         06/01/11                1st              $ 20,311.81             0.12700%             0.12500%
 87                         11/01/10                1st              $ 28,495.85             0.12700%             0.12500%
 90                         09/01/09                1st              $ 19,495.40             0.12700%             0.12500%
 94                         03/01/11                1st              $ 14,020.32             0.12700%             0.12500%
 105                        05/01/11                1st              $ 7,484.40              0.12700%             0.12500%
 106                        08/01/09                1st              $ 6,450.94              0.05700%             0.05500%
 110                        08/01/13                1st             $ 173,094.95             0.12700%             0.12500%
 111                        08/01/11                1st              $ 94,518.43             0.12700%             0.12500%
 112                        06/01/11                1st              $ 75,803.25             0.12700%             0.12500%
 113                        08/01/11                1st              $ 65,856.81             0.07700%             0.07500%
 114                        01/01/11                1st              $ 55,937.16             0.12700%             0.12500%
 115                        04/01/11                1st              $ 51,000.61             0.12700%             0.12500%
 116                        07/01/06                1st              $ 44,412.10             0.12700%             0.12500%
 118                        03/01/11                1st              $ 31,724.04             0.12700%             0.12500%
 123                        08/01/11                1st              $ 13,459.18             0.09700%             0.09500%
 127                        07/01/10                1st              $ 49,697.58             0.12700%             0.12500%
 128                        08/01/13                1st             $ 179,758.25             0.12700%             0.12500%
 130                        02/01/11                1st              $ 92,296.32             0.12700%             0.12500%
 131                        03/01/11                1st              $ 67,405.60             0.07700%             0.07500%
 132                        03/01/11                1st              $ 67,405.60             0.07700%             0.07500%
 133                        08/01/08                1st              $ 42,610.28             0.08700%             0.08500%
 134                        07/01/11                1st              $ 33,467.60             0.12700%             0.12500%
 135                        08/01/11                1st              $ 19,195.99             0.12700%             0.12500%
 137                        08/01/08                1st              $ 13,300.45             0.09700%             0.09500%


                                   SCHEDULE I

                       MORTGAGE LOAN SCHEDULE (Continued)


                                                          Original
                Ownership                               Amortization            ARD            Grace
Trust ID        Interest           Crossed                (months)              Loan           Period
--------        ---------          -------              ------------            ----           ------

  9              Fee Simple            No                     360                 No             10
 10              Fee Simple            No                     360                 No             10
 12              Fee Simple            No                     360                 No             10
13.1
13.2
 13              Fee Simple            No                     360                 No             10
15.1
15.2
 15              Fee Simple            No                     360                 No             10
 18              Fee Simple            No                     360                 No             10
 19              Fee Simple            No                     360                 No             10
 22              Fee Simple            No                     360                 No             10
 23              Fee Simple            No                     360                 No             10
 24              Fee Simple            No                     295                Yes             10
 27              Fee Simple            No                     295                Yes             10
 28              Fee Simple            No                     360                 No             10
 30              Fee Simple            No                     295                Yes             10
 31              Fee Simple            No                     295                Yes             10
 32              Fee Simple            No                     360                 No             5
 35              Fee Simple            No                     360                 No             10
 38              Fee Simple            No                     295                Yes             10
 47              Fee Simple            No                     360                 No             5
 48              Fee Simple            No                     360                 No             10
50.1
50.2
50.3
 50              Fee Simple            No                                         No             10
 53              Fee Simple            No                     360                 No             10
 55              Fee Simple            No                     360                 No             10
 58              Fee Simple            No                     360                 No             10
 60              Fee Simple            No                     360                 No             10
 62              Fee Simple            No                     360                 No             10
 66              Fee Simple            No                     360                 No             10
 70              Fee Simple            No                     360                 No             10
 72              Fee Simple            No                     360                 No             10
 77              Fee Simple     Yes(BACM 01-3-R)              300                 No             10
 78              Fee Simple     Yes(BACM 01-3-R)              300                 No             10
 79              Fee Simple     Yes(BACM 01-3-R)              300                 No             10
 80              Fee Simple            No                     360                 No             5
 81              Fee Simple            No                     360                 No             10
 82              Fee Simple            No                     360                 No             10
 83              Fee Simple            No                     360                 No             10
 84              Fee Simple            No                     360                 No             5
 85              Fee Simple            No                     360                 No             15
 86              Fee Simple            No                     360                 No             10
 87              Fee Simple            No                     180                 No             10
 90              Fee Simple            No                     300                 No             5
 94              Fee Simple            No                     360                 No             10
 105             Fee Simple            No                     360                 No             5
 106             Fee Simple            No                     360                 No             5
 110             Fee Simple            No                     360                 No             10
 111             Fee Simple            No                     360                 No             10
 112             Fee Simple            No                     360                 No             10
 113             Fee Simple            No                     360                 No             5
 114             Fee Simple            No                     360                 No             10
 115             Fee Simple            No                     360                 No             10
 116             Fee Simple            No                     360                 No             10
 118             Fee Simple            No                     360                 No             10
 123             Fee Simple            No                     360                 No             10
 127             Leasehold             No                     300                 No             10
 128             Fee Simple            No                     360                 No             10
 130             Fee Simple            No                     360                 No             10
 131             Fee Simple            No                     360                 No             10
 132             Fee Simple            No                     360                 No             10
 133             Fee Simple            No                     300                 No             10
 134             Fee Simple            No                     300                 No             10
 135             Fee Simple            No                     360                 No             10
 137             Fee Simple            No                     300                 No             10


                                   SCHEDULE I

                       MORTGAGE LOAN SCHEDULE (Continued)


                     Mortgage                   Early
Trust ID            Loan Seller               Defeasance
--------            -----------               ----------

  9                Bank of America                 No
 10                Bank of America                 No
 12                Bank of America                 No
13.1
13.2
 13                Bank of America                 No
15.1
15.2
 15                Bank of America                 No
 18                Bank of America                 No
 19                Bank of America                 No
 22                Bank of America                 No
 23                Bank of America                 No
 24                Bank of America                 No
 27                Bank of America                 No
 28                Bank of America                 No
 30                Bank of America                 No
 31                Bank of America                 No
 32                Bank of America                 No
 35                Bank of America                 No
 38                Bank of America                 No
 47                Bank of America                 No
 48                Bank of America                 No
50.1
50.2
50.3
 50                Bank of America                 No
 53                Bank of America                 No
 55                Bank of America                 No
 58                Bank of America                 No
 60                Bank of America                 No
 62                Bank of America                 No
 66                Bank of America                 No
 70                Bank of America                 No
 72                Bank of America                 No
 77                Bank of America                 No
 78                Bank of America                 No
 79                Bank of America                 No
 80                Bank of America                 No
 81                Bank of America                 No
 82                Bank of America                 No
 83                Bank of America                 No
 84                Bank of America                 No
 85                Bank of America                 No
 86                Bank of America                 No
 87                Bank of America                 No
 90                Bank of America                Yes
 94                Bank of America                 No
 105               Bank of America                 No
 106               Bank of America                 No
 110               Bank of America                 No
 111               Bank of America                 No
 112               Bank of America                 No
 113               Bank of America                 No
 114               Bank of America                 No
 115               Bank of America                 No
 116               Bank of America                 No
 118               Bank of America                 No
 123               Bank of America                 No
 127               Bank of America                 No
 128               Bank of America                 No
 130               Bank of America                 No
 131               Bank of America                 No
 132               Bank of America                 No
 133               Bank of America                 No
 134               Bank of America                 No
 135               Bank of America                 No
 137               Bank of America                 No

                                   SCHEDULE II

              GENERAL MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


            FOR PURPOSES OF THIS SCHEDULE II AND SCHEDULE III, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE UNDERWRITING, ORIGINATION OR SALE OF THE MORTGAGE LOANS REGARDING THE MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date, and is consistent with the definition of Mortgage Loan
      Schedule in the Pooling and Servicing Agreement.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests or any other ownership interest of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with their terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, to the actual knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title ------- Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) set forth in such policy or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property or (g) if such Mortgage Loan is an AB Mortgage Loan, lien of the Mortgage for the related Companion Loan. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property or which is material to the value (as determined in the related Appraisal) of the related real estate constituting part of the Mortgaged Property, (in either case, other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivorship, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the date on which interest and/or penalties would first be payable thereon.

11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property.

12. Except as noted below, the lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as Mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. Except as noted below, the insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) that there are no encroachments of any material portion of the improvements thereon.

13. Except as noted below, as of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which is was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged Property with the mortgagee having the right to hold and disburse the proceeds or (ii) the reduction of the outstanding principal balance of the Mortgage Loan at the holder's sole option, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. Except as noted below, the Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

      The insurance policies contain a standard mortgage clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs (10),
      (15) and (19) of this Schedule II or in any paragraph of Schedule III or IV, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note, and other documents in the related Mortgage File no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, such Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Mortgage Loan do not allow such Mortgage Loan to be defeased prior to two years after the Startup Date.

19. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of paragraph (26) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury Obligations sufficient to pay the Mortgage Loans in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, or (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property, but in no event less than the related allocated loan amount, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. Except as noted below, to the Seller's actual knowledge, based on due diligence customary in the industry, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. To the Seller's actual knowledge, after review of surveys and/or any related title policy obtained in connection with the origination of each Mortgage Loan only, and to the Seller's actual knowledge, as of the Cut-off Date, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. With respect to at least 95% of the Mortgage Loans (by balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor is an entity which has represented in connection with the origination of the Mortgage Loan, and/or whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, and holds itself out as being a legal entity, separate and apart from any other person).

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property an adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's performance under the related Mortgage Loan documents or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements and disclosed on the Mortgage Loan Schedule.

36. All escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property as operated on the origination date, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller or the Seller's predecessor or agent with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

39. Except as noted below and except for Mortgagors under Mortgage Loans secured by Ground Leases, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional misrepresentation. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage and the exceptions set forth in paragraph (5) of this Schedule II.

42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
      Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date (or, in the case of the ED Loan, the related Startup Day), (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) only to facilitate the disposition of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, except as noted below, it provides (or otherwise contains provisions pursuant to which the holder can require) that the loan be assumed by a single-purpose entity designated by the holder of the Mortgage Loan and that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents enable the lender to charge the expenses associated with permitting a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and must provide for (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) a letter from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. No Mortgage Loan, other than a Mortgage Loan with an Anticipated Repayment Date, provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. No fraud with respect to such Mortgage Loan has taken place on the part of the Seller or, to Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

47. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

48. To the Seller's knowledge based on due diligence customary for prudent commercial lenders: (i) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress, (ii) the Mortgaged Property is served by public utilities, water and sewer (or septic facilities), and (iii) the Mortgaged Property constitutes one or more separate tax parcels (or will constitute separate tax parcels when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax parcels.

49. Each Mortgage requires the Mortgagor to provide the holder with certain financial information at the times required under the related Mortgage Loan documents.

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                       REPRESENTATION AND WARRANTY NO. 12
                                (TITLE INSURANCE)


Loan Number                           Exception
-----------                           ---------

54235                                 A portion of a garage on an adjacent
Federal Express-Oakland Airport       parcel encroaches onto the Mortgaged
                                      Property in an amount equal to a 2 foot by 3 inch area. The Loan Documents have preapproved a partial release of this encroachment area from the mortgage lien without the payment of any consideration.


                       REPRESENTATION AND WARRANTY NO. 13
                              (INSURANCE PROCEEDS)

Loan Number                           Exceptions
-----------                           ----------

54858                                 As to all of the referenced loans, the
Walgreen Milwaukee Street             Lease between Borrower and Walgreen Co.
                                      governs insurance proceeds and
54859                                 condemnation awards. Lease is silent as to
Walgreen Liberty Road                 condemnation awards. Insurance proceeds
                                      are to be applied to restoration if there
54863                                 is less than 25% damage and damage does
Walgreen Saginaw and Coolidge         not occur within the last two (2) years of
                                      the term of the Lease. If damage is more
55000                                 than 25% and occurs during the last two
Walgreen Cheyenne                     (2) years of the term of the Lease, either
                                      party may terminate the Lease and proceeds may be returned to Borrower, less the cost of improvements made on behalf of the tenant to the Property.

                                      The insurance requirements in the Loan
                                      Documents are waived so long as Walgreen's is a tenant at the property. Walgreen's may self-insure as long as it maintains an investment grade rating of BBB+ or better. Pursuant to the Walgreen's Lease, Walgreen's is obligated to maintain special form coverage in an amount not less than 100% of the replacement value of the improvements and public liability insurance in the amount of $5,000,000. Lender is required to be a named insured under the required insurance policies.

                       REPRESENTATION AND WARRANTY NO. 27
                                    (ZONING)

Loan Number                           Exception
-----------                           ---------

54207                                 According to the zoning report from PZR,
Westfield Industrial Center           the status of a portion of the Mortgaged
                                      Property is illegal nonconforming (9307
                                      Decatur Avenue). The existing use of 9307
                                      Decatur Avenue for accessory parking is
                                      not in conformance with applicable zoning codes; the current legal use of 9307
                                      Decatur Avenue noted by the City of
                                      Detroit is as a "vacant lot."


                       REPRESENTATION AND WARRANTY NO. 39
                             (MORTGAGOR'S INTEREST)

Loan Number                           Exception
-----------                           ---------

54859                                 The referenced loan uses an Indemnity Deed
Walgreen Liberty Road                 of Trust structure ("IDOT"). In an IDOT,
                                      the Borrower is not the owner of the
                                      property. A separate entity owns the
                                      property and enters into the Deed of Trust and the Deed of Trust is security for a guaranty given by the property owner to the lender guarantying the Note. In the case of the referenced loan, the interest of the owning entity, and the interest mortgaged by the Indemnity Deed of Trust, is fee simple.


                       REPRESENTATION AND WARRANTY NO. 43
                                  (DEFEASANCE)

Loan Number                           Exception
-----------                           ---------

240010298                             The related Mortgage Loan documents
Fillmore Street Office                provide that in connection with a
                                      defeasance, the Borrower may assign the
240010313                             loan to a successor entity designated by
Best Buy - Crossroads                 Borrower and approved by the lender in its
                                      sole discretion, but the related Mortgage
415000243                             Loan documents do not expressly require
Valley Mack Plaza                     that the loan be assigned to and assumed
                                      by a single purpose entity designated by the holder of the Mortgage Loan.

                                  SCHEDULE III

GROUND LEASE REPRESENTATIONS AND WARRANTIES

1. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date. To the Seller's actual knowledge, there has been no material change in the terms of the Ground Lease since its recordation except by written instrument delivered as part of the Mortgage File.

2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the Mortgagee and such default is curable by the Mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

4. To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

5. The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the Ground Lease or ancillary agreement.

6. The Ground Lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

7. A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise, if possession is necessary in order to effect such cure.

8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the Mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date, or, if not 20 years, at least 10 years beyond such Stated Maturity Date.

9. Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

10. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

11. The ground lessor under such Ground Lease is required to enter into a new lease with the holder of the Mortgage Loan upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                   EXHIBIT A-1

           FORM OF CERTIFICATE OF [ASSISTANT] SECRETARY OF THE SELLER

                                NOVEMBER 16, 2001

            I, ____________, hereby certify that I am the duly elected [Assistant] Secretary of Bank of America, N.A. (the "Bank"), and in such capacity, I hereby further certify as follows:

            1. The Bank is a national bank association duly organized and in good standing under the laws of the United States of America;

            2. Attached hereto as EXHIBIT A is a true and correct copy of the Bylaws of the Bank, as in effect on the date hereof;

            3. The resolutions attached hereto as EXHIBIT B were adopted by the unanimous written consent of the executive committee of the board of directors of the Bank as of [_________];

            4. Attached hereto as EXHIBIT C is a certificate of the Comptroller of the Currency dated [________], with respect to the good standing of the Bank; and

            5. Each person who, as an officer or representative of the Bank, signed the Agreement, or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated thereby was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of each such person appearing on each such document is their genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.



                                      By:_______________________________________
                                         Name:
                                         Title:


            I, [name], [title], hereby certify that ____________________________
is duly elected or appointed, as the case may be, qualified and acting _____________ of [____________________] and that the signature appearing above is such officer's genuine signatures.

            IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.



                                      By:_______________________________________
                                         Name:
                                         Title:

                                   EXHIBIT A-2

                        FORM OF CERTIFICATE OF THE SELLER

                                NOVEMBER 16, 2001

                      Certificate of Bank of America, N.A.
                      ------------------------------------


            In connection with the execution and delivery by Bank of America, N.A. (the "Bank") of, and the consummation of the various transactions contemplated by that certain Mortgage Loan Purchase and Sale agreement, dated as of November 11, 2001 (the "Agreement"), between Banc of America Commercial Mortgage Inc. ("BACM"), as purchaser and the Bank, as seller, the Bank hereby certifies that (i) the representations and warranties of the Bank in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Bank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreement.

            Certified as of date first above written.


                                      BANK OF AMERICA, N.A.



                                      By:_______________________________________
                                         Name:
                                         Title: